Exhibit 10.42

NINETEENTH AMENDMENT TO AMENDED AND RESTATED

INTERACTIVE MARKETING AGREEMENT

This Nineteenth Amendment to Amended and Restated Interactive Marketing Agreement (“Nineteenth Amendment”) is entered into by and between AOL LLC, (“AOL”) a Delaware limited liability company (formerly known as America Online, Inc.), with its principal place of business at 22000 AOL Way, Dulles, VA 20166, and GOOGLE INC., a Delaware corporation (successor-in-interest to Google Inc., a California corporation) with offices at 1600 Amphitheatre Parkway, Mountain View, California 94043 (“Google”), effective as of April 30, 2008 (the “Nineteenth Amendment Effective Date”).

INTRODUCTION

The Parties hereto wish to further amend that certain Amended and Restated Interactive Marketing Agreement effective as of October 1, 2003 (the “IMA”), as amended previously by that certain First Amendment to the Amended and Restated Interactive Marketing Agreement effective as of December 15, 2003 (the “First Amendment”), that Second Amendment to Amended and Restated Interactive Marketing Agreement effective as of March 30, 2004 (the “Second Amendment”), that Third Amendment to Amended and Restated Interactive Marketing Agreement effective as of April 7, 2004 (the “Third Amendment”), that Fourth Amendment to Amended and Restated Interactive Marketing Agreement effective as of June 1, 2004 (the “Fourth Amendment”), that Fifth Amendment to Amended and Restated Interactive Marketing Agreement effective as of June 14, 2004 (the “Fifth Amendment”), that Sixth Amendment to Amended and Restated Interactive Marketing Agreement effective as of December 17, 2004 (the “Sixth Amendment”), that Seventh Amendment to Amended and Restated Interactive Marketing Agreement effective as of March 28, 2005 (the “Seventh Amendment”), that Eighth Amendment to Amended and Restated Interactive Marketing Agreement effective as of April 28, 2005 (the “Eighth Amendment”), that Ninth Amendment to Amended and Restated Interactive Marketing Agreement effective as of December 15, 2005 (the “Ninth Amendment”), that Tenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of March 24, 2006 (the “Tenth Amendment”), that Eleventh Amendment to Amended and Restated Interactive Marketing Agreement effective as of September 28, 2006 (the “Eleventh Amendment”), that Twelfth Amendment to Amended and Restated Interactive Marketing Agreement effective as of December 15, 2006 (the “Twelfth Amendment”), that Thirteenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of January 12, 2007 (the “Thirteenth Amendment”), that Fourteenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of February 16, 2007 (the “Fourteenth Amendment”), that Fifteenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of March 2, 2007 (the “Fifteenth Amendment”), that Sixteenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of September 24, 2007 (the “Sixteenth Amendment”), that Seventeenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of February 29, 2008 (the “Seventeenth Amendment”), that Eighteenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of March 31, 2008 (the “Eighteenth Amendment”), and that Addendum One to the Second Amendment to Amended and Restated Interactive Marketing Agreement dated October 5, 2004 (“Addendum”) (the IMA and such amendments and addendum, collectively the “Existing Agreement” and the Existing Agreement together with the Nineteenth Amendment, the “Agreement”). Capitalized terms not defined in this Nineteenth Amendment shall have the meanings set forth in the Existing Agreement.

AGREEMENT

For good and valuable consideration, the receipt and sufficiency of which is acknowledged, the Parties amend the Existing Agreement as follows:

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EXECUTION VERSION

1.        Extension of Eighth Amendment Term. The parties hereby extend the Eight Amendment Term (as that term is defined in the Eighth Amendment) through October 31, 2008.

2.        [****] As of June 1, 2008, Google shall provide [****], instead of [****]. In addition, the information in the [****] shall be substantially similar to the information contained in the [****] set forth in Attachment 1 hereto.

3.        Termination Rights. Google may, at its option, terminate this Nineteenth Amendment (without terminating the Existing Agreement) with [****] notice. During such notice period, AOL shall have access to the [****] for any [****] provided as of the notice date but Google shall not provide any additional [****] during such time. Following termination, AOL shall, at its option, promptly return all [****], together with all copies, or certify in writing that all [****] and copies thereof have been destroyed.

4.        Order of Precedence. This Nineteenth Amendment is supplementary to and modifies the Existing Agreement. The terms of this Nineteenth Amendment supersede provisions in the Existing Agreement only to the extent that the terms of this Nineteenth Amendment and the Existing Agreement expressly conflict. However, nothing in this Nineteenth Amendment shall be interpreted as invalidating the Existing Agreement, and provisions of the Existing Agreement shall continue to govern relations between the Parties insofar as they do not expressly conflict with this Nineteenth Amendment. Furthermore, for the avoidance of doubt, any amendments or other changes made to any terms of the Existing Agreement under this Nineteenth Amendment shall be interpreted to have full force and effect on any other relevant provisions of the Existing Agreement (including, but not limited to, Definitions, Exhibits, and Schedules related thereto), which reference or rely on such amended or changed terms.

5.        Counterparts: Facsimile. This Nineteenth Amendment may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. This Nineteenth Amendment may be executed by facsimile.

IN WITNESS WHEREOF, the Parties have executed this Nineteenth Amendment to the Amended and Restated Interactive Marketing Agreement.

AOL LLC		GOOGLE INC.

By:	/s/ John Kannapell	By:	/s/ Joan Braddi
Name:	John Kannapell	Name:	Joan Braddi
Title:	SVP, AOL Search	Title:	VP, Search Services
Date:	4/28/08	Date:	April 30, 2008

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Attachment 1

Eighth Amendment Exhibit A

[****]

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EXECUTION VERSION

[****]

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